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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 11, 2007

                             OSAGE BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         MARYLAND                           333-137377           32-0181888
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(State or other jurisdiction               (Commission          (IRS Employer
       of incorporation)                   File Number)      Identification No.)

239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA                           74056
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 8.01  OTHER EVENTS
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     On January 11, 2007,  Osage  Bancshares,  Inc.  ("Osage  Bancshares" or the
"Company"), the proposed holding company for Osage Federal Bank (the "Bank") and successor to Osage Federal Financial, Inc. issued a press release announcing that it had completed the syndicated community offering in connection with the Bank's "second-step conversion" from mutual holding company to stock holding company ownership. The Company announced that orders for a total of 1,719,791 shares at a purchase price of $10.00 per share were accepted in the syndicated offering, in addition to orders for 794,089 shares already accepted in the subscription offering and community offering portion of its second step conversion, for a total of 2,513,880 shares to be sold in the subscription offering, community offering and syndicated offering combined.

     Osage Bancshares also announced that, upon the completion of the conversion and stock offering, stockholders of Osage Federal Financial, Inc. will receive
1.5739 shares of the Company's common stock in exchange for shares of Osage Federal Financial, Inc. common stock. In the aggregate, existing stockholders of Osage Federal Financial, Inc. will receive approximately 1,086,120 shares of the Company's stock less fractional shares cashed-out.

     The Company has received the regulatory, stockholder and member approvals necessary to complete the second-step conversion, which is scheduled to close on January 17, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated January 11, 2007.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OSAGE BANCSHARES, INC.


Date:  January 11, 2007            By: /s/ Mark S. White
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                                       Mark S. White
                                       President and Chief Executive Officer


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